SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  F O R M  8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                 April 20, 1999

                                   FVNB CORP.
               (Exact name of registrant as specified in its charter)

                        Commission file number: 333-47939

                Texas                                        74-2871063
(State or other jurisdiction of incorporation             (I.R.S. Employer
          or organization)                               Identification No.)

                               101 S. Main Street
                              Victoria, Texas 77901
                    (Address of principal executive offices)

                                   (512) 573-6321
                (Registrant's telephone number, including area code)

                                       N/A
           (Former name or former address, if changed since last report)

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ITEM 5.       OTHER EVENTS


The news release of FVNB Corp. dated April 20, 1999, attached and filed herewith as Exhibit 99, is incorporated by reference. The release announced that on April 20, 1999, the Board of Directors of FVNB Corp. had declared a cash dividend of $.35 per share for shareholders of record on April 29, 1999, payable on May 13, 1999. The release also includes unaudited financial information related to the first quarter of 1999.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

           c. Exhibits

              The following exhibit is filed as part of this report:

              (99) News release of FVNB Corp. dated April 20, 1999.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FVNB CORP.
                                  (Registrant)


                                   By: /s/ DAVID M. GADDIS
                                      David M. Gaddis, President


Date:  April 20, 1999

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                                INDEX TO EXHIBIT

Exhibit No.       Description                                           Page
-----------       -----------                                           ----
    99            News release of FVNB Corp. dated April 20, 1999.       5


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